Exhibit 4.1


                 SEE RESTRICTIVE LEGEND ON BACK OF CERTIFICATE

NUMBER                                                                SHARES
[    ]                                                                [    ]

                             AQUADYNE, INCORPORATED
                INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                AUTHORIZED: 20,000,000 SHARES, $.0001 PAR VALUE

THIS CERTIFIES THAT  K                                        CUSIP 03840k 10 3
                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS CERTIFIES THAT

Is the owner of

    FULLY PAID AND NON-ASSESSABLE SHARES OF $0.0001 PAR VALUE COMMON STOCK OF

                             AQUADYNE, INCORPORATED

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed.

Dated:

                         [SEAL OF AQUADYNE INCORPORATED]

----------------------                                      --------------------
     Secretary                                                   President

Countersigned:
Aquadyne, Inc.

--------------------------
Transfer Agent & Registrar

The following abbreviations, when used in the inscription on the face of this certificante, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common  UNIF GIFT MIN ACT - ________Custodian_______
                                                      (Cust)            (Minor)
                                                      under Uniform Gifts to Minors
TEN ENT   - as tenants by the entireties              Act _____________________
                                                               (State)
JT TEN    - as joint tenants with right of
            of survivorship and not as
            tenants in common

        Additional abbreviation may also be used though not listed above.

  For Value Received, __________________ hereby sell, assign and transfer unto

________________________________________________________________________________
   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________

                                 _____________________________________________
                                 _____________________________________________

NOTICE: Signature must correspond to the name as written upon the face of this certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a bank, broker or any other eligible guarantor institution that is authorized to do so under the Securities Transfer Agents Medallion Program (Stamp) under rules promulgated by the U.S. Securities and Exchange Commission.